Exhibit 99.1

Disclaimers

Cautionary Notes

This presentation (together with the information and data contained herein, “Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Presentation has been prepared solely to assist interested parties in making their own evaluation with respect to a contemplated business combination involving Warehouse Technologies, LLC (together with any successor thereto and its subsidiaries, “Symbotic”) and SVF Investment Corp. 3 (“SVF”) and the related transactions (collectively, the “Contemplated Business Combination”) and for no other purpose.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission or similar regulatory agency of any other U.S. or non-U.S. jurisdiction has reviewed, evaluated, approved or disapproved of the Contemplated Business Combination presented herein or the securities, or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation or otherwise with respect to Symbotic, SVF, their respective affiliates or the Contemplated Business Combination. To the fullest extent permitted by law in no circumstances will SVF, Symbotic or any of their respective subsidiaries, equity holders, affiliates, directors, officers, employees, representatives, advisers or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither SVF nor Symbotic has independently verified the data obtained from these sources and no representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of the data. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Contemplated Business Combination or an investment in Symbotic or SVF and is not intended to form the basis of any investment decision in Symbotic or SVF. Viewers of this Presentation should consult their own legal, regulatory, tax, business, financial and accounting advisors to the extent they deem necessary, and each viewer must make its own evaluation of Symbotic, SVF and the transactions contemplated in this Presentation and of the relevance and adequacy of the information. Viewers of this Presentation should make such other investigations as they deem necessary. References in this Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVF Investment Corp. 3’s (“SVF”) and Warehouse Technologies LLC’s (“Warehouse”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVF’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2021, and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVF and Warehouse believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVF nor Warehouse is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVF has filed or will file from time to time with the SEC, and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022.

In addition to factors previously disclosed in SVF’s prospectus filed with the SEC on March 10, 2021, and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022, and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to that certain merger which will effect a business combination between SVF and Warehouse (the “Merger”), including approval by stockholders of SVF and Warehouse on the expected terms and schedule; delay in closing the Merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVF and Warehouse; the occurrence of any event, change or other circumstance that could give rise to the termination of that certain Agreement and Plan of Merger dated December 12, 2021 (the “Merger Agreement”) by and among SVF, Warehouse, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp. or the termination of any of certain subscription agreements entered into by SVF with certain parties in connection with the Merger Agreement; the amount of redemption requests made by SVF’s stockholders; the effect of the announcement or pendency of the transaction on Warehouse’s business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Merger; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVF to issue equity securities in connection with the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; and risks related to SVF’s restatement of financials, as described on a Form 8-K filed with the SEC on November 30, 2021.

Use of Projections

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVF’s and Warehouse’s control. While all projections are necessarily speculative, SVF and Warehouse believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVF and Warehouse, or their representatives, considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The risk factor titles presented in this Presentation are certain of the risks related to the business of Symbotic, SVF and the Contemplated Business Combination, and such list is not exhaustive. The list in this Presentation is qualified in its entirety by disclosures contained in future documents filed or furnished by the Symbotic and SVF with the SEC with respect to the Contemplated Business Combination.

There are many risks that could affect the business and results of operations of Symbotic, many of which are beyond its control. If any of these risks or uncertainties occurs, Symbotic’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect Symbotic’s business, financial condition and/or operating results.

Disclaimers

Use of Data

The data contained herein is derived from various internal and external sources. The data involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to the data. Further, no representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither SVF nor Symbotic assumes any obligation to update the information in this Presentation.

Financial Information; Use of Non-GAAP Financial Metrics and Other Key Financial Metrics

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by SVF with the SEC.

This communication contains non-GAAP financial measures, including adjusted EBITDA. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; unit-based compensation; business combination transaction expenses; and other non-recurring items that may arise from time to time. In addition to Symbotic’s financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Symbotic believes that adjusted EBITDA, a non-GAAP financial measure, is useful in evaluating the performance of its business because it highlights trends in its core business. This non-GAAP measure has limitations as an analytical tool. Symbotic does not, nor does it suggest that investors should, consider any non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Symbotic recommends that investors review the reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure provided in the financial statement tables included in the press release issued by Symbotic on March 1, 2022, and not rely on any single financial measure to evaluate our business.

Important Information About the Contemplated Business Combination and Where to Find It

This communication is being made in respect of the proposed merger transaction involving SVF and Warehouse. SVF filed a registration statement on Form S-4 with the SEC on February 4, 2022, which includes a preliminary proxy statement and a prospectus of SVF, and each party will file other documents regarding the proposed transaction with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will also be sent to the stockholders of SVF and unitholders of Warehouse, seeking any required stockholder or unitholder approval. Before making any voting or investment decision, investors and security holders of SVF and Warehouse are urged to carefully read the entire registration statement and proxy statement prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by SVF with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SVF may be obtained free of charge from SVF at https://www.svfinvestmentcorp.com/svfc/. Alternatively, these documents, when available, can be obtained free of charge from SVF upon written request to SVF INVESTMENT CORP., 3, 1 Circle Star Way, San Carlos, California 9470, United States Attn: Secretary, or by calling 650-562-8100.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR ANY SECURITIES COMMISSION OR SIMILAR REGULATORY AGENCY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SVF, Warehouse and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SVF, in favor of the approval of the Contemplated Business Combination. Additional information regarding the interests of those participants, the directors and executive officers of Warehouse and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Trademarks and Trade Names

Symbotic and SVF and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Symbotic, SVF or any of their affiliates, or an endorsement or sponsorship by or of Symbotic, SVF or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the TM, SM or ® symbols, but such references are not intended to indicate, in any way, that Symbotic, SVF, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names.

See Risk Factors at the end of this presentation.

Risk Factors

Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that could have a material adverse effect on our business, financial condition and results of operations. If any of the following risks actually materialize, they could have a material adverse effect on our business, financial condition and results of operations. In that event, you could lose part or all of your investment. All references in this section to “we,” “our” or “us” refer both to the business of Symbotic prior to the consummation of the Contemplated Business Combination with SVF and to the business of the post business combination public company and its subsidiaries.

The list below is not exhaustive. You should carefully consider these risks and uncertainties, together with any other information provided to you, and you should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business and securities of Symbotic and SVF as well as the Contemplated Business Combination are identified and discussed in SVF’s final prospectus filed with the SEC on March 10, 2021 and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022 and will be disclosed in future documents filed or furnished by Symbotic or SVF with the SEC, including the documents filed or furnished in connection with the Contemplated Business Combination. The risks and uncertainties presented in such filings are and will be consistent with those required for a public company in its SEC filings, including with respect to the business and securities of Symbotic and SVF as well as the Contemplated Business Combination. Accordingly, such risks and uncertainties may differ significantly from, and are and will be more extensive than, those presented below.

Risks Related to Symbotic’s Business, Operations and Industry

•	Symbotic is an early-stage company with a limited operating history. Symbotic has not been profitable historically and may not achieve or maintain profitability in the near term or at all, and it is difficult to evaluate Symbotic’s future prospects and the risks and challenges it may encounter.

•	Symbotic depends heavily on principal customers, and therefore, its success is heavily dependent on its principal customers’ ability to grow their businesses and their adoption of Symbotic’s warehouse automation systems.

•	Symbotic’s operating results and financial condition may fluctuate from period to period, which could make its future operating results difficult to predict or cause its operating results to fall below analysts’ and investors’ expectations.

•	C&S Wholesale Grocers, Inc. (“C&S Wholesale Grocers”) an important customer of

Symbotic, is an affiliate of Symbotic. Despite Symbotic’s affiliation with C&S Wholesale Grocers, there is no guarantee that they will continue to be a customer beyond the term of their current contract with Symbotic.

•	Symbotic depends upon key employees and other highly qualified personnel, and will need to hire and train additional personnel.

•	Symbotic’s new warehouse automation systems, software, services and products may not be successful or meet existing or future requirements in supply agreements with existing or future customers, and may be affected from time to time by design and manufacturing defects that could adversely affect its business, financial condition and results of operations and result in harm to its reputation.

•	Symbotic relies on suppliers to provide equipment, components and services. Any disruption to the suppliers’ operations could adversely affect Symbotic’s business, financial condition and results of operations.

•	The markets in which Symbotic participates could become more competitive and many companies may target the markets in which Symbotic does business. Additionally, Symbotic’s customers and potential customers may develop in-house solutions that compete with its warehouse automation systems. If Symbotic is unable to compete effectively with these potential competitors and developments, its sales and profitability could be adversely affected.

•	If Symbotic is unable to develop new solutions, adapt to technological change, evolving industry standards and changing business needs or preferences, sell its software, services and products into new markets or further penetrate its existing markets, its revenue may not grow as expected.

•	Laws and regulations governing the robotics and warehouse automation industries are still developing and may restrict Symbotic’s business or increase the costs of its solutions, making Symbotic’s solutions less competitive or adversely affecting its revenue growth.

•	Supply chain interruptions may increase Symbotic’s costs or reduce its revenue.

Risk Factors

Risks Related to Intellectual Property

•	Symbotic may need to bring or defend itself against patent, copyright, trademark, trade secret or other intellectual property infringement or misappropriation claims, which may adversely affect its business, financial condition and results of operations by limiting its ability to use technology or intellectual property and causing it to incur substantial costs.

•	Symbotic’s business, financial condition and results of operations may be adversely affected and the value of its brand, products and other intangible assets may be diminished if it is unable to maintain and protect its intellectual property from unauthorized use, infringement or misappropriation by third parties.

Risks Related to Cybersecurity, Software Deficiencies, Service Interruptions and Data Privacy

•	Symbotic has experienced cybersecurity incidents in the past and may experience further cybersecurity incidents or security breaches of its systems or information technology (“IT”) (including third-party systems or IT that Symbotic relies on to operate its business) in the future, which may result in system disruptions, shutdowns or unauthorized access to or disclosure of confidential or personal information.

•	Symbotic’s ability to efficiently manage and expand its business depends significantly on the reliability, capacity and protection of its systems and IT (including third-party systems or IT that Symbotic relies on to operate its business). Real or perceived errors, failures, bugs, defects or security breaches or interruptions of these systems and IT could disrupt its operations, lead to loss of proprietary information, damage its relationships with customers or its vendors, result in regulatory investigations and penalties, lead to liability and litigation, negatively impact its reputation and otherwise adversely affect its business, financial condition and results of operations.

Risks Related to the Contemplated Business Combination

•	SVF shareholders will have a reduced ownership and voting interest after the Contemplated Business Combination and will exercise less influence over management.

•	If the Contemplated Business Combination’s benefits do not meet the expectations of financial analysts, the market price of the post business combination public company Class A common stock may decline.

•	The consummation of the Contemplated Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Merger Agreement may be terminated in accordance with its terms and the Contemplated Business Combination may not be completed.

•	SVF directors and officers may have interests in the Contemplated Business Combination different from the interests of SVF shareholders.

•	The unaudited pro forma condensed combined financial information included in SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022 is preliminary and the actual financial condition and results of operations after the Business Combination may differ materially.
•	Because SVF is incorporated under the laws of the Cayman Islands, in the event the Domestication is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.

•	Symbotic’s financial results forecast relies in large part upon assumptions and analyses developed by Symbotic. If these assumptions or analyses prove to be incorrect, Symbotic’s actual results may be materially different from its forecasted results.

•	Legal proceedings in connection with the Contemplated Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Contemplated Business Combination.

Risks related to redemption, including that:

•	There is no guarantee that a SVF public shareholder’s decision whether to redeem their public shares for a pro rata portion of the trust account will put such shareholder in a better future economic position.

•	If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of the public shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the public shares.

Risk Factors

Other Risks

•	As a private company, Symbotic has not been required to document and test, management has not been required to certify, and its auditors have not been required to opine on, the effectiveness of its internal controls over financial reporting. Failure to maintain adequate financial, IT and management processes and controls could result in material weaknesses and errors in Symbotic’s financial reporting, which could adversely affect its business, financial condition and results of operations. Moreover, there are inherent limitations in all control systems, and misstatements due to error or fraud that could seriously harm its business may occur and not be detected.

•	The dual class structure of the post business combination public company’s common stock has the effect of concentrating voting control with our Chief Executive Officer and certain other holders of the post business combination public company’s Class V-3 common stock; this will limit or preclude your ability to influence corporate matters.

•	Symbotic shares certain key executives with C&S Wholesale Grocers, which means those executives will not devote their full time and attention to the post business combination public company’s affairs, and the overlap may give rise to conflicts.

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